Exhibit 4(ii)

[LOGO OF CUNA MUTUAL
GROUP| CUNA MUTUAL GROUP]                       SINGLE PREMIUM DEFERRED MODIFIED
        MEMBERS LIFE INSURANCE COMPANY      GUARANTEED INDEX ANNUITY APPLICATION
       [2000 Heritage Way o Waverly, IA 50677]

--------------------------------------------------------------------------------
1 PLAN OPTIONS                     REQUIRED. CHECK ONE INITIAL INDEX PERIOD IN
                                   SECTION 1A. COMPLETE ALLOCATIONS IN SECTION
                                   1B. ALLOCATIONS MUST BE IN WHOLE (1%)
                                   INCREMENTS AND TOTAL 100%. REBALANCING OF
                                   ALLOCATIONS OCCURS ON CONTRACT ANNIVERSARY.
--------------------------------------------------------------------------------

[MEMBERS(R) MARKET ZONE ANNUITY]

A. INITIAL INDEX PERIOD             [o 5-year      o 7-year       o 10-year]
B. RISK CONTROL ACCOUNT ALLOCATION   ___% [Secure Account] ___% [Growth Account]

[ALASKA AND ARIZONA: UPON WRITTEN REQUEST, WE WILL PROVIDE WITHIN A REASONABLE TIME REASONABLE FACTUAL INFORMATION REGARDING THE BENEFITS AND PROVISIONS OF THE CONTRACT TO YOU. IF FOR ANY REASON YOU DECIDE NOT TO KEEP YOUR CONTRACT, RETURN IT TO US WITHIN 30 DAYS AFTER YOU RECEIVE IT FOR A REFUND OF THE AMOUNT PAID. YOU MAY RETURN IT TO MEMBERS LIFE INSURANCE COMPANY AT THE ADDRESS SHOWN ABOVE, OR TO THE AGENT WHO SOLD IT TO YOU. FOR ALASKA RESIDENTS "WITHIN A REASONABLE TIME" MEANS WITHIN 10 DAYS OF RECEIPT OF YOUR WRITTEN REQUEST.]
[STATE VARIATIONS]

--------------------------------------------------------------------------------
2 PARTIES TO THE CONTRACT          REQUIRED. ALL PARTIES MUST BE AGE 85 OR
                                   YOUNGER ON CONTRACT ISSUE DATE. MUST COMPLETE
                                   SECTION 2A. OWNER WILL BE THE ANNUITANT
                                   UNLESS A DIFFERENT ANNUITANT IS NAMED IN
                                   SECTION 2B. TO NAME A JOINT OWNER, COMPLETE
                                   SECTION 2C. TO NAME MORE PARTIES TO THE
                                   CONTRACT, USE SECTION 9.
--------------------------------------------------------------------------------

A.  OWNER

    COMPLETE THIS BOX FOR A NATURAL PERSON OWNER.

    ----------------------------------------------------------------------------
    NAME  ____________________________________________  GENDER  o Male  o Female
          FIRST           MI    LAST
    DATE OF BIRTH ________                        U.S. CITIZEN  o Yes   o No
    ----------------------------------------------------------------------------

    COMPLETE THIS BOX FOR A TRUST OR CREDIT UNION OWNER. THIS IS ONLY ALLOWED FOR NON-QUALIFIED PLAN TYPES (EXCEPT NON-QUALIFIED BENEFICIARY). FOR A TRUST OWNER, INCLUDE A COPY OF THE TRUST DOCUMENT PAGES SHOWING TRUST NAME, TRUST DATE, TRUSTEE NAME(S), INVESTMENT AUTHORITY AND SIGNATURE(S), OR COMPLETE [FORM 1919(CML), TRUSTEE CERTIFICATION OF INSURANCE/ANNUITY POWERS].

    ----------------------------------------------------------------------------
    Name _______________________________________________________________________
         TRUST OR CREDIT UNION
    DATE OF TRUST ________      PERSON AUTHORIZED TO RECEIVE CORRESPONDENCE ____

    TRUSTEE(S)/AUTHORIZED OFFICER(S) ___________________________________________
    ----------------------------------------------------------------------------

    ALL OWNERS MUST COMPLETE THIS BOX.

    ----------------------------------------------------------------------------
    SOCIAL SECURITY OR EMPLOYER ID NUMBER __________  DAYTIME PHONE ___________

    MAILING ADDRESS ________________________________  [EMAIL __________________]

    CITY ___________________________________________  STATE  ________ ZIP _____
    ----------------------------------------------------------------------------

B. ANNUITANT (IF OTHER THAN OWNER) COMPLETE THIS BOX ONLY IF ANNUITANT IS OTHER THAN THE OWNER NAMED IN SECTION 1A.

    ----------------------------------------------------------------------------
    NAME  ____________________________________________  GENDER  o Male  o Female
          FIRST           MI    LAST
    DATE OF BIRTH ________   RELATIONSHIP TO
                             OWNER(S)             U.S. CITIZEN  o Yes   o No

    SOCIAL SECURITY NUMBER _________________________  DAYTIME PHONE ___________

    MAILING ADDRESS ________________________________  [EMAIL __________________]

    CITY ___________________________________________  STATE  ________ ZIP _____
    ----------------------------------------------------------------------------

C. JOINT OWNER MUST BE A NATURAL PERSON. THIS IS ONLY ALLOWED FOR NON-QUALIFIED PLAN TYPES (EXCEPT NON-QUALIFIED BENEFICIARY).

    ----------------------------------------------------------------------------
    NAME  ____________________________________________  GENDER  o Male  o Female
          FIRST           MI    LAST
    DATE OF BIRTH ________                        U.S. CITIZEN  o Yes   o No

    SOCIAL SECURITY NUMBER _________________________  DAYTIME PHONE ___________

    MAILING ADDRESS ________________________________  [EMAIL __________________]

    CITY ___________________________________________  STATE  ________ ZIP _____
    ----------------------------------------------------------------------------

SPDMGIAAPP-2012                        PAGE 1                        DOC CODE 02

--------------------------------------------------------------------------------
3 PLAN TYPE AND PURCHASE PAYMENT   REQUIRED. COMPLETE ALL SECTIONS. MAKE ALL
                                   CHECKS PAYABLE TO MEMBERS LIFE INSURANCE
                                   COMPANY.
--------------------------------------------------------------------------------

A. PURCHASE PAYMENT MINIMUM IS $5,000. MAXIMUM CANNOT EXCEED $1,000,000 WITHOUT PRIOR APPROVAL.

   SUBMITTED WITH APPLICATION $ ___________ ESTIMATED TOTAL AMOUNT $ ___________
                                BY CHECK OR DRAFT                    FROM ALL
                                                                       SOURCES

B. PLAN TYPE AND PAYMENT CLASSIFICATION SELECT ONLY ONE PLAN TYPE AND COMPLETE THE ROW FOR THAT TYPE. [FOR SEP IRA, COMPLETE [FORM 5305-SEP]. FOR BENEFICIARY IRA, COMPLETE [FORMS CLS-520, CLS-521 AND CLS-381]. FOR NON-QUALIFIED BENEFICIARY, COMPLETE [FORMS CLS-522, CLS-523 AND CLS-524]. ONLY CREDIT UNION-OWNED 457 PLANS ARE ALLOWED. FOR IRAS, CURRENT AND PRIOR YEAR CONTRIBUTIONS WILL BE BASED ON SIGNED DATE OF APPLICATION.]

   PLAN TYPE            PAYMENT CLASSIFICATION
----------------------------------------------------------------------------------------------------------------------
   o Non-qualified      $ ______________   $ ______________
                          NON-1035           1035 EXCHANGE
                          EXCHANGE
----------------------------------------------------------------------------------------------------------------------
   o Non-qualified                         $ ______________
     Beneficiary                             1035 EXCHANGE
     (Stretch)
----------------------------------------------------------------------------------------------------------------------
   o Traditional IRA
                        $ ______________   $ ______________   $ ______________   $ ______________
                          ROLLOVER           TRANSFER           CURRENT YEAR       PRIOR YEAR
                                                                CONTRIBUTION       CONTRIBUTION
----------------------------------------------------------------------------------------------------------------------
   o Roth IRA           $ ______________   $ ______________   $ ______________   $ ______________   $ _______________
                          ROLLOVER           TRANSFER           CURRENT YEAR       PRIOR YEAR         ROTH CONVERSION
                                                                CONTRIBUTION       CONTRIBUTION
----------------------------------------------------------------------------------------------------------------------
   o SEP IRA            $ ______________   $ ______________   $ ______________   $ ______________
                          ROLLOVER           TRANSFER           CURRENT YEAR       PRIOR YEAR
                                                                CONTRIBUTION       CONTRIBUTION
----------------------------------------------------------------------------------------------------------------------
   o Beneficiary IRA    $ ______________   $ ______________
     (Stretch)            ROLLOVER           TRANSFER
----------------------------------------------------------------------------------------------------------------------
   o 457(b)             $ ______________   $ ______________
                          ROLLOVER           TRANSFER
----------------------------------------------------------------------------------------------------------------------
   o 457(f)             $ ______________   $ ______________
                          ROLLOVER           TRANSFER
----------------------------------------------------------------------------------------------------------------------

   [STATE VARIATIONS]

c. SOURCE OF PAYMENTS COMPLETE ONE LINE FOR EACH PAYMENT. FOR 401(K) PLAN TYPES, LIST ROTH 401(K) AMOUNTS SEPARATELY FROM REGULAR 401(K) AMOUNTS. CONTRACT WILL BE ISSUED ONLY AFTER ALL SOURCES ARE RECEIVED.

   SOURCE/COMPANY NAME                  ESTIMATED AMOUNT          EXISTING PLAN TYPE
   __________________________________   $ _____________________   _____________________
   __________________________________   $ _____________________   _____________________
   __________________________________   $ _____________________   _____________________
   __________________________________   $ _____________________   _____________________
   __________________________________   $ _____________________   _____________________

SPDMGIAAPP-2012                        PAGE 2                        DOC CODE 02

--------------------------------------------------------------------------------
4 REPLACEMENT                      REQUIRED. ANSWER BOTH QUESTIONS AND COMPLETE
                                   AS APPROPRIATE.
--------------------------------------------------------------------------------

  o Yes  o No  Do you have any existing life insurance policies or annuity contracts with MEMBERS Life Insurance Company or any other company? If yes, a completed Important Notice: Replacement of Life Insurance or Annuities must accompany this application if required by your state.

  o Yes  o No  Will this contract replace, discontinue or change any existing life insurance policies or annuity contracts with MEMBERS Life Insurance Company or any other company? If yes, a completed Replacement Form must accompany this application if required by your state.

               COMPANY NAME OF POLICY/CONTRACT BEING REPLACED         POLICY/CONTRACT NUMBER
               ___________________________________________________    ___________________________
               ___________________________________________________    ___________________________
               ___________________________________________________    ___________________________
               ___________________________________________________    ___________________________

--------------------------------------------------------------------------------
5 BENEFICIARY                      REQUIRED. LIST EACH BENEFICIARY AND CHECK
                                   WHETHER PRIMARY OR CONTINGENT. DO NOT
                                   INCLUDE FRACTIONS OR PERCENTS FOR EVEN
                                   DISTRIBUTION OF PROCEEDS. IF TYPE IS NOT
                                   CHECKED, WE WILL ASSUME PRIMARY. TO LIST
                                   MORE USE A SEPARATE SIGNED AND DATED PAPER.
--------------------------------------------------------------------------------

  THE OWNER HAS THE RIGHT TO PREDETERMINE HOW A BENEFICIARY WILL RECEIVE THE DEATH BENEFIT BY COMPLETING [FORM 40RESTRICT, BENEFICIARY DESIGNATION WITH RESTRICTED PAYOUT OPTIONS].

  FOR INDIVIDUAL BENEFICIARIES:
  o Primary      _____________________________________________  ________________________________________
  o Contingent   NAME                                           ADDRESS
                 _________________________________  _____________________________  _____________________
                 RELATIONSHIP                       SOCIAL SECURITY NUMBER         DATE OF BIRTH
  o Primary      _____________________________________________  ________________________________________
  o Contingent   NAME                                           ADDRESS
                 _________________________________  _____________________________  _____________________
                 RELATIONSHIP                       SOCIAL SECURITY NUMBER         DATE OF BIRTH
  o Primary      _____________________________________________  ________________________________________
  o Contingent   NAME                                           ADDRESS
                 _________________________________  _____________________________  _____________________
                 RELATIONSHIP                       SOCIAL SECURITY NUMBER         DATE OF BIRTH
  o Primary      _____________________________________________  ________________________________________
  o Contingent   NAME                                           ADDRESS
                 _________________________________  _____________________________  _____________________
                 RELATIONSHIP                       SOCIAL SECURITY NUMBER         DATE OF BIRTH

  FOR TRUST BENEFICIARIES:

  o Primary      _____________________________________________  ________________________________________
  o Contingent   NAME OF TRUST                                  ADDRESS
                 ________________________________________________________________  _____________________
                 TRUSTEE NAME(S)                                                   DATE OF TRUST

SPDMGIAAPP-2012                        PAGE 3                        DOC CODE 02

--------------------------------------------------------------------------------
6 ELECTRONIC AUTHORIZATION         OPTIONAL. SEE [FORM CLS-56.
                                   PHONE/FAX/INTERNET AUTHORIZATION] FOR
                                   DETAILS ON WHAT TRANSACTIONS MAY BE
                                   AUTHORIZED.
--------------------------------------------------------------------------------

  I understand that I will automatically have phone/fax/internet authorization unless the following box is marked:
  o I do NOT want this authorization.

  I understand that the registered representative/agent/insurance producer assigned to my contract will automatically have phone/fax/internet authorization unless the following box is marked:
  o I do NOT want the registered representative/agent/insurance producer assigned to my contract to have this authorization.

--------------------------------------------------------------------------------
7 EMAIL CONSENT                    OPTIONAL. THIS CONSENT ALLOWS YOU TO RECEIVE
                                   THE PROSPECTUS AND OTHER REGULATORY
                                   DOCUMENTS ELECTRONICALLY VIA EMAIL. THIS
                                   REDUCES ENVIRONMENTAL WASTE AND THE VOLUME
                                   OF MAIL YOU RECEIVE.
--------------------------------------------------------------------------------

  I DO want to receive my regulatory documents, including the prospectus, statement of additional information, annual and semi-annual reports, and proxy statements via email, and I understand and agree:
  o This consent will be in effect until I revoke it.
  o While at certain times the Company may still choose to deliver paper copies, I can receive paper copies at any time by calling MEMBERS Life Insurance Company at [1.800.798.6600].
  o I may be charged by a third party vendor for the access to the internet necessary to obtain the documents and/or download Adobe Reader software, but I will not be charged by MEMBERS Life Insurance Company.
  o I must have access to computer equipment and software that can access a website and read documents formatted for Adobe Reader. Adobe Reader software can be downloaded for no charge at www.adobe.com.

  You must provide a valid email address to participate in electronic delivery of your regulatory documents. You will receive an email confirmation of your consent. The consent process will be complete only when you reply to that email as instructed.

  OWNER EMAIL __________________________________________________________________

  JOINT OWNER EMAIL (IF DIFFERENT THAN OWNER EMAIL) ____________________________

--------------------------------------------------------------------------------
8 FRAUD WARNING                    REQUIRED. REFER TO WARNING FOR YOUR STATE
                                   BELOW.
--------------------------------------------------------------------------------

  [ALABAMA:] [Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or who knowingly presents false information in an application for insurance is guilty of a crime and may be subject to restitution, fines or confinement in prison, or any combination thereof.]

  [COLORADO:] [It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.]

  [DISTRICT OF COLUMBIA:] [WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.]

  [MAINE:] [See section 10. The fraud warning that applies to you appears directly above your signature.]

  [MARYLAND:] [Any person who knowingly or willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly or willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.]

  [NEW JERSEY:] [Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.]

  [OHIO:] [Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.]

  [PENNSYLVANIA:] [Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.]

  ALL OTHER STATES: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT, OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIME AND SUBJECT TO FINES AND CONFINEMENT IN PRISON, AND DENIAL OF INSURANCE BENEFITS, DEPENDING ON STATE LAW.

  [STATE VARIATIONS]

SPDMGIAAPP-2012                        PAGE 4                        DOC CODE 02

--------------------------------------------------------------------------------
9 SPECIAL INSTRUCTIONS            OPTIONAL. PLEASE PRINT CLEARLY.
--------------------------------------------------------------------------------
 _______________________________________________________________________________
 _______________________________________________________________________________
 _______________________________________________________________________________
 _______________________________________________________________________________

--------------------------------------------------------------------------------
10 AGREEMENT                       REQUIRED. READ AND HAVE ALL PARTIES TO THE
                                   CONTRACT NAMED IN SECTION 2 SIGN BELOW.
--------------------------------------------------------------------------------

 o I have read the application and represent that all statements and answers, as they pertain to me, are true and complete to the best of my knowledge and belief and are the basis for any contract issued by MEMBERS Life Insurance Company; and I understand that no information will be considered to have been given to MEMBERS Life Insurance Company unless it is stated in this application.

 o I understand that no registered representative/agent/insurance producer is authorized to make, void, waive or change any conditions or provisions of the application or contract.

 o The USA Patriot Act requires all financial institutions, including insurance companies, to verify the identity of their customers. I understand that providing my name, address, date of birth and taxpayer identification number allows MEMBERS Life Insurance Company to verify my identity. This verification process may include the use of third party sources to verify the information I provided.

 o I understand the contract I have applied for is suitable for me based on my investment objective, financial situation and needs. In addition, if this contract will replace, change or modify an existing contract, I hereby confirm my belief that replacing my existing contract is suitable, and I have considered product features, fees and charges.

 o I understand that MEMBERS Life Insurance Company will have no liability until a contract is issued, delivered and accepted by me.

 o I understand my contract will not be issued until the index purchase date following receipt of my application by MEMBERS Life Insurance Company in good order. No interest will be credited to my purchase payment prior to the contract issue date.

 o I UNDERSTAND WHILE CONTRACT VALUES MAY BE AFFECTED BY AN EXTERNAL INDEX, THE CONTRACT DOES NOT DIRECTLY PARTICIPATE IN ANY STOCK OR EQUITY INVESTMENT. CONTRACT VALUES ARE NOT GUARANTEES, PROMISES OR WARRANTIES.

 o I understand the surrender charge schedule begins when the purchase payment is credited to my contract and runs for the number of years selected as my Initial Index Period in section 1a.

 o  I have received a copy of the [MEMBERS(R) Market Zone Annuity] Disclosure.

 o I ACKNOWLEDGE RECEIPT OF A CURRENT PROSPECTUS FOR THIS ANNUITY, AND UNDERSTAND THAT BECAUSE OF THE MARKET VALUE ADJUSTMENT PROVISION OF THIS CONTRACT, THE AMOUNT I RECEIVE UPON WITHDRAWAL MAY VARY FROM THE STATED CONTRACT VALUE.

 o  I request a Statement of Additional Information.

 [MAINE:] [ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT, OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIME AND SUBJECT TO FINES AND CONFINEMENT IN PRISON, AND DENIAL OF INSURANCE BENEFITS, DEPENDING ON STATE LAW.] [STATE VARIATIONS]

 SIGNED AT: _________________  __________  SIGNED ON: __________________________
            CITY               STATE                  DATE
 ________________________________________  _____________________________________
 SIGNATURE OF OWNER/TRUSTEE/AUTHORIZED     SIGNATURE OF JOINT OWNER (IF NAMED
 OFFICER NAMED IN SECTION 2A               IN SECTION 2C)
 ________________________________________
 SIGNATURE OF ANNUITANT (IF OTHER THAN
 THE OWNER IS NAMED IN SECTION 2B)

--------------------------------------------------------------------------------
11 HOME OFFICE ONLY                FOR ADMINISTRATIVE PURPOSES ONLY. NOT TO BE
                                   USED FOR ANY CHANGE THAT REQUIRES THE
                                   OWNER'S AGREEMENT IN WRITING.
--------------------------------------------------------------------------------

SPDMGIAAPP-2012                        PAGE 5                        DOC CODE 02

--------------------------------------------------------------------------------
12 REGISTERED REPRESENTATIVE       REQUIRED. TO BE COMPLETED BY THE REGISTERED
   SECTION                         REPRESENTATIVE/AGENT/INSURANCE PRODUCER.
--------------------------------------------------------------------------------

A. For replacement information, answer both questions and complete as appropriate.

   To the best of your knowledge:

   o Yes  o No  Does the applicant have any existing life insurance policies or annuity contracts with MEMBERS Life Insurance Company or any other company? If yes, a completed Important Notice:
                Replacement of Life Insurance or Annuities must accompany this application if required by the state.

   o Yes  o No  Will this contract replace, discontinue or change any existing life insurance policies or annuity contracts with MEMBERS Life Insurance Company or any other company? If yes, a completed Replacement Form must accompany this application if required by the state.

                If yes, I confirm:
                    a. This replacement meets the standards for replacement
                       sales identified in MEMBERS Life Insurance Company's Statement Regarding the Acceptability of Life and
                       Annuity Replacement Sales.
                    b. The following sales materials were used: ________________
                       If no sales materials were used, state "None."

B. o Yes  o No  Have you reviewed the owner's identity documents in accordance with the USA Patriot Act and recorded all necessary information as follows?
                1.  If owner is a natural person:  o Driver's License  o Passport  o Green Card  o Other Photo ID ____________
                                                                                                                  LIST TYPE
                    Card No. ____________________  Expiration Date ______________  Country/State of Issue ____________________
                2.  If owner is a trust or credit union:
                    County/State Where Formed _________________________________  Date Formed _________________________________
                3.  If there is a joint owner:     o Driver's License  o Passport  o Green Card  o Other Photo ID ____________
                                                                                                                  LIST TYPE
                    Card No. ____________________  Expiration Date ______________  Country/State of Issue ____________________

C. If the applicant is an active duty member of the United States Armed Forces (including active duty military reserve personnel), I certify I have completed the proper disclosure if this application was solicited and/or signed on a military base or installation.

D. If sales materials were used, I certify that I have used only approved sales materials in connection with this sale and that copies of all sales materials used were left with the applicant.

E. I have explained to the owner(s) how the annuity will meet their current financial needs and objectives.

F. I certify that I have reviewed this application and have determined that its proposed purchase is suitable as required under law based on information provided by the owner(s), as applicable, including information that is reasonably appropriate to determine the suitability of my recommendation.

G. I certify that I have also considered the liquidity needs of the owner(s), along with risk tolerance and investment time horizon; I have followed my broker/dealer's suitability guidelines in the recommendation of this annuity; and I acknowledge that this application is subject to review for suitability by my broker/dealer.

H. I am FINRA-registered and state-licensed for registered annuity contracts in all required jurisdictions.

I. I certify that I have truly and accurately recorded the information provided by the applicant.

[J. I select the following compensation option:
   If no option is selected, then option 1 will apply.  o 1 (T000)  o 2 (T025)]

I UNDERSTAND THAT WHEN I SIGN THIS APPLICATION, I AM AGREEING TO ALL THE TERMS AND CONDITIONS APPLICABLE TO ME AS A REGISTERED REPRESENTATIVE.

SIGNATURE         _______________________________________________________ Date _________________________________________
                  SIGNATURE OF REGISTERED REPRESENTATIVE
REP ID            __________________________________      REP NAME     _________________________________________________
                  5-DIGIT REP NUMBER                                   PRINT FULL NAME
REP PHONE         __________________________________      REP EMAIL    _________________________________________________
                  BEST NUMBER TO CALL                                  PRINT EMAIL
CREDIT UNION ID   __________________________________      CREDIT UNION NAME    _________________________________________
                  8-DIGIT CU NUMBER (IF APPLICABLE)                            PRINT NAME OF CU (IF APPLICABLE)
BROKER/DEALER ID  __________________________________      BROKER/DEALER NAME   _________________________________________
                  B/D NUMBER                                                   PRINT NAME OF B/D (IF OTHER THAN CBSI)
General Agent ID  __________________________________      GENERAL AGENT NAME   _________________________________________
                  GA NUMBER (IF APPLICABLE)                                    PRINT NAME OF GA (IF APPLICABLE)

SPDMGIAAPP-2012                        PAGE 6                        DOC CODE 02